UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2022

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SAFT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submissions of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Safety Insurance Group, Inc. (“the Company”) was held on June 1, 2022. Set forth below, with respect to each matter, as applicable, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Directors

Deborah E. Gray and George M. Murphy were elected as Class II directors of the Company to serve a three-year term. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Deborah E. Gray	11,841,809	77,572	1,580,847
George M. Murphy	11,610,206	309,175	1,580,847

In addition, the terms of the following directors continued after the Annual Meeting: David F. Brussard, John D. Farina, Peter J. Manning, Thalia M. Meehan, and Mary C. Moran.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,323,998	150,451	25,779	0

3.	Advisory Vote on Executive Compensation

The stockholders of the Company approved, on a non-binding advisory basis, the executive compensation as disclosed in the Company’s Proxy Statement dated April 19, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,683,133	155,442	80,806	1,580,847

4.	Vote to Provide the Right to Call a Special Meeting

The stockholders of the Company approved a change to the Company’s Certificate to enable the adoption of a special meeting right for holders owning shares representing at least 25% of the voting power of all outstanding shares of Common Stock, as disclosed in the Company’s Proxy Statement dated April 19, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,746,103	62,307	110,971	1,580,847

5.	Vote to Provide the Right to Act by Written Consent

The stockholders of the Company approved a change to the Company’s Certificate to allow action by written consent of stockholders holding at least 20% of our outstanding Common Stock, as disclosed in the Company’s Proxy Statement dated April 19, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,737,762	69,415	112,204	1,580,847

6.	Vote to Replace Supermajority Provisions

The stockholders of the Company approved a change to the Company’s Certificate to eliminate the Supermajority Provision and replace it with the majority voting standard, as disclosed in the Company’s Proxy Statement dated April 19, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,774,203	29,401	115,777	1,580,847

7.	Approve the Material Terms of the Amended and Restated 2018 Long-Term Incentive Plan

The shareholders of the Company approved the material terms of the Amended and Restated 2018 Long- Term Incentive Plan as disclosed in the Company’s Proxy Statement dated April 19, 2022.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,572,970	291,225	55,186	1,580,847

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date: June 1, 2022	By:	/s/ CHRISTOPHER T. WHITFORD
Christopher T. Whitford
V.P., Chief Financial Officer and Secretary